Exhibit 10.2 TRITON INTERNATIONAL LIMITED LONG-TERM CASH INCENTIVE PLAN AWARD AGREEMENT This Triton International Limited Long-Term Cash Incentive Plan Award Agreement (the “LTIP Award Agreement”) evidences a LTIP Award under the Long-Term Cash Incentive Plan, effective as of February 28, 2024 (the “Plan”), of Triton International Limited (the “Company”). Except as otherwise set forth in this LTIP Award Agreement, Participant’s LTIP Award shall be subject to the terms and conditions contained in the Plan. Name of Participant [ ] Target Grant Value $[ ] Grant Date [ ] Performance Periods [ ] Vesting [ ] (each such date, a “Vesting Date”), subject to Participant’s continued employment through each such date, or subject to earlier vesting or forfeiture in the event of a Participant’s Termination of Service, including pursuant to Section 5(a)(i) (relating to Termination of Service without “Cause” or with “Good Reason”) or Section 5(c) of the Plan (relating to Termination of Service due to death or disability) or in accordance with Section 6 of the Plan (relating to a Change in Control). Restrictive Covenants By accepting this LTIP Award Agreement, the Participant agrees to be bound by the restrictive covenants set forth in Annex A, including the non-competition, non-solicitation, confidentiality and non-disparagement provisions set forth therein. Appendix If applicable, the Awards are subject to any additional terms and conditions set forth in an Appendix or Annex to this LTIP Award Agreement. If the Participant relocates to another jurisdiction, the terms and conditions for that jurisdiction (if any) will apply to the Participant to the extent the Company determines, in its sole discretion, that applying such terms and conditions are necessary or advisable to comply with local law, rules and regulations or to facilitate the operation and administration of this LTIP Award Agreement and the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant's transfer). The Appendix or Annex constitutes part of this LTIP Award Agreement. Electronic Delivery and Participation The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. Imposition of Other The Company reserves the right to impose other requirements on the Awards,

Requirements any payment made pursuant to the Awards, and the Participant's participation in the Plan, to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local law, rules and regulations or to facilitate the operation and administration of the Awards and the Plan. Such requirements may include requiring the Participant to sign any agreements or undertakings that may be necessary to accomplish the foregoing. All Other Terms As set forth in the Plan Participant’s Award is granted pursuant to the Plan, a copy of which Participant acknowledges having received. This LTIP Award Agreement and the Plan constitute the entire agreement and understanding of the parties with respect to the Award. All terms, provisions, and conditions applicable to the Award set forth in the Plan and not set forth in this LTIP Award Agreement are hereby incorporated by reference herein. To the extent any provision hereof is inconsistent with a provision of the Plan, the provisions of the Plan will govern. All capitalized terms that are used in this LTIP Award Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Plan. [signature page follows]

By your signature and the signature of the Company's representative below (or by electronically accepting this award pursuant to the procedures established by the Committee), you and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this LTIP Award Agreement. This LTIP Award Agreement may be executed in two or more counterparts (which may be electronic), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. TRITON INTERNATIONAL LIMITED By: ____________________________ Name: Title: ACKNOWLEDGED AND ACCEPTED: By: ____________________________ [Name of Participant]